                 LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN
                 INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

January 3, 2000

Dear Shareholder:

We are pleased to report that the J.P. Morgan Institutional International Opportunities Fund delivered a return of 31.87% for the 12 months ended November 30, 1999, exceeding both its benchmark, the MSCI All-Country World Index Free ex-U.S. and the Lipper International Equity Funds Average.

The fund's net asset value as of November 30 was $12.92 per share, up from $10.11 per share after paying current income dividends of approximately $0.32 over the 12-month period.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 5

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on February 28, 1997,* would have grown to $1,351,477 on November 30, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $1,000,000 SINCE INCEPTION*
FEBRUARY 28, 1997 - NOVEMBER 30, 1999

EDGAR REPRESENTATION OF POINTS USED IN PRINTED GRAPHIC

[GRAPH]

J.P. Morgan
Institutional    Lipper           MSCI All
International    International    Country
Opportunities    Equity Funds     World Index
Fund             Average          Free ex-U.S.
  1000000          1000000           1000000
  1005020          1002300           997888
  1012050          1005110           1006340
  1051200          1064610           1068470
  1099400          1114330           1127440
  1129520          1146200           1150250
  1050200          1063560           1059760
  1109440          1130030           1117090
  1007030          1043920           1021960
  997992           1034840           1009190
  1021530          1043430           1020800
  1034680          1067630           1051370
  1092330          1138520           1121480
  1140870          1196820           1160230
  1153010          1213090           1168570
  1121660          1214430           1147340
  1104460          1204960           1143070
  1108510          1222670           1153910
  911306           1048320           991184
  868732           1011000           970246
  978210           1086010           1071880
  1024840          1142160           1129480
  1060620          1177340           1168390
  1069990          1187110           1167140
  1037700          1156010           1141010
  1102290          1196580           1196120
  1158550          1251740           1255920
  11111351480      11111467350       11111396320

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     -----------------------------------
                                                    THREE        SIX          ONE         SINCE
AS OF NOVEMBER 30, 1999                             MONTHS       MONTHS       YEAR        INCEPTION*
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan Inst. International Opportunities Fund   8.75%       20.11%       31.87%      11.57%
MSCI All Country World Index Free ex-U.S.**          8.60%       16.66%       23.63%      12.91%
Lipper International Equity Funds Average           12.46%       22.69%       29.01%      14.90%

AS OF SEPTEMBER 30, 1999
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan Inst. International Opportunities Fund  5.41%        13.88%       44.49%       9.20%
MSCI All Country World Index Free ex-U.S.**         3.40%         8.22%       33.41%      10.51%
Lipper International Equity Funds Average           3.91%         9.71%       29.80%      10.91%

*2/26/97 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION, 2/28/97). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 2/26/97 IS 11.37%.

** THE MSCI ALL COUNTRY WORLD INDEX FREE EX-U.S. IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, and a member of the team that manages the master portfolio in which the fund invests. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in economics from Manchester University. He is a Chartered Financial Analyst. This interview was conducted on December 10, 1999, and reflects his views on that date.

THE FUND HAS HAD AN OUTSTANDING YEAR, OUTPERFORMING ITS COMPETITION AND ITS INDEX. HOW DID YOU DO IT?

NE: Stock selection has been the largest source of added value. We use our internal research capabilities to identify the most attractive shares in each sector/industry, and this commitment to research has paid off in the last 12 months.

WHAT HAS DRIVEN THE INTERNATIONAL MARKETS HIGHER OVER THE PAST 12 MONTHS?

NE: Global economic growth has been strong over the last 12 months. The U.S. economy continued to surprise to the upside, Asia experienced a bounceback, the Japanese economy started to grow again, continental Europe benefited from the global trend, and the United Kingdom improved after a difficult 1998. This economic backdrop was particularly beneficial for equity markets.

GIVEN THIS STRONGER ECONOMIC GROWTH, HOW DO YOU FIND STRONG STOCKS?

NE: This portfolio invests in both developed and emerging markets outside the U.S. It is structured to capture upside potential in markets outside the United States, wherever they are. We construct this portfolio from the bottom up, so we seek to broadly represent all the sectors, using our extensive in-house research to identify the cheapest stocks within each sector. While we may overweight or underweight a particular country or region, it reflects our views on individual stocks, and not a top down view.

TELL US ABOUT SOME OF YOUR SUCCESSES.

NE: One of our best performers was ST Microelectronics, the French semiconductor maker. The semiconductor industry was at the bottom of its cycle last September. It rebounded sharply in the fourth quarter of 1998 and has continued to perform well to date in 1999. We liked ST Microelectronics because it was selling at an attractive price/earnings multiple, it offered exposure to the semiconductor industry, it made very good chips used in the popular Nokia cellular telephones, and it had good capacity management, a big issue in this industry.

Another European technology stock we liked was Philips (Netherlands), a consumer electronics company with interests in electronics and semiconductors. It has done very well by restructuring, and it has been able to drive its cost-cutting gains through to earnings.

JAPAN WAS THE LEADING INDUSTRIALIZED STOCK MARKET IN THE WORLD DURING THE PERIOD. WHAT DID THE FUND OWN THERE?

NE: Softbank, one of the world's largest investors in the Internet, has produced strong returns. Softbank most recently announced a number of new ventures, including a joint venture with News Corp. and Vivendi to set up a new European exchange backed by NASDAQ. It also has announced an intention to buy the nationalized Nippon Credit Bank in a venture with Ito Yokado.

The Japanese electronics company, Fujitsu, also did well. It has been one of the Internet boom beneficiaries as a result of its strong software development capability.

Also, in the early part of the year, we benefited from owning DDI, the Japanese mobile telecommunications provider, which generated strong subscription growth in its cellular telephone business.

Outside of technology, another Japanese stock that worked well for us was Mitsubishi Chemical, where management has been increasingly proactive in managing costs and profitability has improved. Also, we believe the market is beginning to realize it has a fairly significant and successful pharmaceutical business which has never been priced into its stock before.

WHAT HAS WORKED IN EUROPE?

NE: Most recently, telecommunications stocks have risen strongly, inspired by merger and acquisition activity. For example, Mannesmann, Germany's engineering and telecommunications giant, received a hostile takeover bid from Vodafone of the United Kingdom. Both companies are now attempting to convince investors on their strategies.

WHAT IS YOUR OUTLOOK?

NE: We anticipate continued strong economic growth outside the United States, particularly in continental Europe. There are signs of change in Japan, and continuing upside in some of the Latin and Asian equity markets. All of this suggests that the outlook for international markets is good.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional International Opportunities Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S.equity securities that seeks to outperform the MSCI All Country World Index Free ex-U.S. As an international investment, the fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
2/26/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/99
$370,267,806

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 11/30/99
$438,392,368

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annual expense ratio of 0.94% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

EUROPE/AFRICA 58.6%

JAPAN 21.7%

ASIA PACIFIC
(EX-JAPAN) 12.1%

LATIN AMERICA 3.7%

CANADA 0.5%

SHORT-TERM INVESTMENTS 3.4%



LARGEST PORTFOLIO                                       % OF TOTAL
HOLDINGS (EXCLUDING SHORT-TERM INVESTMENTS)             INVESTMENTS
--------------------------------------------------------------------------------
TOTAL FINA SA, B SHARES (FRANCE)                                3.2%
SOFTBANK CORP. (JAPAN)                                          2.6%
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV
    (NETHERLANDS)                                               2.5%
FUJITSU LTD. (JAPAN)                                            2.4%
NEWS CORP. LTD. (AUSTRALIA)                                     2.2%
ROHM CO. LTD. (JAPAN)                                           2.1%
BANQUE NATIONALE DE PARIS (FRANCE)                              2.0%
IBERDROLA SA (SPAIN)                                            1.9%
SCHERING AG (GERMANY)                                           1.8%
SONY CORP. (JAPAN)                                              1.7%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The International Opportunities
  Portfolio ("Portfolio"), at value                $370,257,776
Receivable for Shares of Beneficial Interest Sold       629,700
Deferred Organization Expenses                            6,615
Prepaid Expenses and Other Assets                         1,865
                                                   ------------
    Total Assets                                    370,895,956
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              550,000
Shareholder Servicing Fee Payable                        29,864
Administrative Services Fee Payable                       7,456
Accrued Trustees' Fees and Expenses                         522
Administration Fee Payable                                  381
Fund Services Fee Payable                                   198
Accrued Expenses                                         39,729
                                                   ------------
    Total Liabilities                                   628,150
                                                   ------------
NET ASSETS
Applicable to 28,667,490 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $370,267,806
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $12.92
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $312,484,295
Undistributed Net Investment Income                   4,171,574
Accumulated Net Realized Loss on Investment          (9,229,088)
Net Unrealized Appreciation of Investment            62,841,025
                                                   ------------
    Net Assets                                     $370,267,806
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $782,996)                               $ 4,569,296
Allocated Interest Income (Net of Foreign
  Withholding Tax of $1,272)                                     541,987
Allocated Portfolio Expenses                                  (2,358,374)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                2,752,909
FUND EXPENSES
Shareholder Servicing Fee                          $299,841
Administrative Services Fee                          77,070
Transfer Agent Fees                                  22,359
Interest Expense                                     21,325
Registration Fees                                    13,101
Professional Fees                                    11,961
Printing Expenses                                     9,365
Line of Credit Expenses                               9,296
Fund Services Fee                                     5,885
Administration Fee                                    4,351
Amortization of Organization Expenses                 3,914
Trustees' Fees and Expenses                           2,620
Miscellaneous                                        10,734
                                                   --------
    Total Fund Expenses                             491,822
Less: Reimbursement of Expenses                     (22,513)
                                                   --------
NET FUND EXPENSES                                                469,309
                                                             -----------
NET INVESTMENT INCOME                                          2,283,600
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   28,828,501
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         52,971,916
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $84,084,017
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                                   -----------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      2,283,600   $      4,221,849
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                         28,828,501        (26,883,314)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                    52,971,916         17,183,894
                                                   ----------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          84,084,017         (5,477,571)
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (8,982,091)        (2,837,563)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        137,481,093        282,037,575
Reinvestment of Dividends                                 2,948,397            896,069
Cost of Shares of Beneficial Interest Redeemed         (169,181,904)      (161,929,534)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                     (28,752,414)       121,004,110
                                                   ----------------   ----------------
    Total Increase in Net Assets                         46,349,512        112,688,976
NET ASSETS
Beginning of Fiscal Year                                323,918,294        211,229,318
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $4,171,574 and $6,789,524,
  respectively)                                    $    370,267,806   $    323,918,294
                                                   ================   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                            FOR THE PERIOD
                                                                                          FEBRUARY 26, 1997
                                                    FOR THE FISCAL     FOR THE FISCAL      (COMMENCEMENT OF
                                                      YEAR ENDED         YEAR ENDED      OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                   -----------------  -----------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          10.11   $           9.94    $            10.00
                                                   ----------------   ----------------    ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.25               0.22                  0.07
Net Realized and Unrealized Gain (Loss) on
  Investment                                                   2.88               0.05                 (0.13)
                                                   ----------------   ----------------    ------------------
Total from Investment Operations                               3.13               0.27                 (0.06)
                                                   ----------------   ----------------    ------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.32)             (0.10)                   --
                                                   ----------------   ----------------    ------------------

NET ASSET VALUE, END OF PERIOD                     $          12.92   $          10.11    $             9.94
                                                   ================   ================    ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  31.87%              2.69%                (0.60)%(a)
Net Assets, End of Period (in thousands)           $        370,268   $        323,918    $          211,229
Ratio to Average Net Assets
  Net Expenses (excluding Interest Expense)                    0.94%              0.99%                 0.99%(b)
  Net Investment Income                                        0.76%              1.13%                 1.35%(b)
  Expenses without Reimbursement and including
    Interest Expense                                           0.95%              1.02%                 1.17%(b)
  Interest Expense                                             0.01%                --                    --

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional International Opportunities Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on February 26, 1997.

The fund invests all of its investable assets in The International Opportunities Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 84% at November 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $12,000. These costs were deferred and are being amortized on a straight-line basis over a period not to exceed five-year period from the commencement of operations.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statements of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distribution by Investments Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $4,080,541, increase Accumulated Net Realized Loss on Investment by $4,100,722, and increase Paid-in Capital by $20,181. The adjustment are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward of $8,953,137 at November 30, 1999, which will expire in the year 2006. The fund utilized $22,839,528 of its capital loss carryforward in the current year. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended November 30, 1999, the fee for these services amounted to $4,351.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P.Morgan & Co. Incorporated ("J.P.Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended November 30, 1999, the fee for these services amounted to $77,070.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund until further notification. For the fiscal year ended November 30, 1999, J.P. Morgan has agreed to reimburse the fund $22,513 for expenses under this agreement.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended November 30, 1999, the fee for these services amounted to $299,841.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $5,885 for the fiscal year ended November 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL                   FOR THE FISCAL
                                                     YEAR ENDED                       YEAR ENDED
                                                    NOVEMBER 30,                     NOVEMBER 30,
                                                        1999                             1998
                                                   --------------  -------------------------------------------------
Shares sold......................................     11,952,452                                         27,279,005
Reinvestment of dividends and distributions......        296,229                                             90,629
Shares redeemed..................................    (15,635,430)                                       (16,572,045)
                                                    ------------   ------------------------------------------------
Net Increase (Decrease)..........................     (3,386,749)                                        10,797,589
                                                    ============   ================================================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at November 30, 1999. The average daily balance outstanding for the fiscal year ended
November 30, 1999 was $406,849 at a weighted average rate of 5.34%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional International Opportunities Fund (one of the series constituting part of J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 14, 2000

The International Opportunities Portfolio

Annual Report November 30, 1999

(The following pages should be read in conjunction with the J.P. Morgan Institutional International Opportunities Fund Annual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
COMMON STOCK (85.2%)
AUSTRALIA (0.5%)
North Ltd. (Metals & Mining)(s)..................    1,052,500   $  2,067,379
                                                                 ------------

AUSTRIA (0.5%)
Bank Austria AG (Banking)(s)+....................       42,732      2,259,320
                                                                 ------------

CANADA (0.5%)
Royal Bank of Canada (Banking)(s)................       47,900      2,162,351
                                                                 ------------
CHILE (0.5%)
Enersis SA (Spon. ADR) (Electric)(s).............       88,300      2,041,938
                                                                 ------------

CHINA (0.5%)
Huaneng Power International, Inc. (Spon. ADR)
  (Energy Source)(s).............................      135,000      1,434,375
Huaneng Power International, Inc., H Shares
  (Energy Source)(s).............................    3,000,000        791,869
                                                                 ------------
                                                                    2,226,244
                                                                 ------------

FINLAND (1.3%)
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................       56,000      1,832,542
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................      276,664      3,986,731
                                                                 ------------
                                                                    5,819,273
                                                                 ------------

FRANCE (12.3%)
Axa (Insurance)(s)...............................        8,400      1,132,511
Banque Nationale de Paris (Financial
  Services)(s)...................................       92,310      8,458,097
Carrefour SA (Retail)(s).........................       25,370      4,419,255
Christian Dior SA (Retail)(s)....................       23,100      4,151,765
Coflexip SA (Oil-Services)(s)+...................       36,700      3,030,138
Compagnie de Saint-Gobain SA (Building
  Materials)(s)..................................        8,935      1,520,421
Groupe Danone (Food, Beverages & Tobacco)(s).....        8,009      1,857,183
Rhodia SA (Chemicals)(s).........................      198,800      3,623,076
Sanofi-Synthelabo SA (Pharmaceuticals)(s)+.......       29,452      1,212,888
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
FRANCE (CONTINUED)
STMicroelectronics NV (Electronics)(s)...........       45,718   $  6,214,462
Total Fina SA (Oil-Services)(s)+.................       13,050            131
Total Fina SA, B Shares (Oil-Services)(s)+.......      101,246     13,466,763
Total Fina SA, B Shares (Oil-Services)(s)........       13,050      1,747,611
Vivendi (Utilities)(s)...........................       38,979      3,120,185
                                                                 ------------
                                                                   53,954,486
                                                                 ------------

GERMANY (6.1%)
BASF AG (Chemicals)(s)...........................       26,700      1,235,320
Celanese AG (Chemicals)(s)+......................       10,170        156,673
Entrium Direct Bankers AG (Banking)(s)+..........       25,136        368,249
Hoechst AG (Holding Companies)(s)................      110,700      5,038,121
Mannesmann AG (Diversified Manufacturing)(s).....       25,000      5,195,558
Merck KGaA (Pharmaceuticals)(s)..................       36,900      1,077,474
Schering AG (Pharmaceuticals)(s).................       62,580      7,403,822
Stinnes AG (Transport & Services)(s)+............       38,100        740,397
VEBA AG (Utilities)(s)...........................       63,800      3,115,623
Volkswagen AG (Automotive)(s)....................       34,520      1,619,717
WWL Internet AG (Computer Software)(s)+..........       37,647        940,080
                                                                 ------------
                                                                   26,891,034
                                                                 ------------

HONG KONG (2.0%)
Guoco Group Ltd. (Financial Services)(s).........      380,000      1,144,927
Hongkong Electric Holdings Ltd. (Electric)(s)....    1,597,100      5,038,213
I-CABLE Communications Ltd. (Telecommunication
  Services)(s)+..................................        2,000          3,077
The Wharf (Holdings) Ltd. (Real Estate)(s).......      960,000      2,435,094
                                                                 ------------
                                                                    8,621,311
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
INDIA (0.8%)
ICICI Ltd. (GDR) (Financial Services)(s).........       94,569   $  1,146,649
ICICI Ltd. (Spon. ADR) (Financial
  Services)(s)+..................................       28,431        316,295
Reliance Industries (GDR) (Diversified
  Manufacturing)(s)..............................      139,700      1,882,458
                                                                 ------------
                                                                    3,345,402
                                                                 ------------

IRELAND (0.3%)
Eircom PLC (Telecommunication Services)(s).......      171,200        682,624
Greencore Group PLC (Food, Beverages &
  Tobacco)(s)....................................      277,000        753,054
                                                                 ------------
                                                                    1,435,678
                                                                 ------------

ITALY (2.6%)
Bayerische Vita SPA (Insurance)(s)...............      139,300        904,677
Mediaset SPA (Broadcasting & Publishing)(s)......      198,000      2,252,818
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................    1,040,000      5,602,342
UniCredito Italiano SPA (Financial
  Services)(s)...................................      550,000      2,564,048
                                                                 ------------
                                                                   11,323,885
                                                                 ------------
JAPAN (20.7%)
Asahi Breweries Ltd. (Food, Beverages &
  Tobacco)(s)....................................      119,000      1,403,288
Daicel Chemical Industries Ltd. (Chemicals)(s)...      844,000      2,494,377
Fujitsu Ltd. (Computer Systems)(s)...............      280,000      9,919,261
Honda Motor Co. Ltd. (Automotive)(s).............       37,000      1,520,771
Ito - Yokado Co. Ltd. (Retail)(s)................       42,000      4,521,210
Mitsubishi Chemical Corp. (Chemicals)(s).........    1,310,000      5,409,990
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................      697,000      6,077,475
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....    1,062,000      3,273,767
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
JAPAN (CONTINUED)
Nippon Yusen Kabushiki Kaisha
  (Transportation)(s)............................      295,000   $  1,192,298
Rohm Co. Ltd. (Electronics)(s)...................       33,000      8,939,078
Softbank Corp. (Computer Software)(s)............       14,900     10,746,486
Sony Corp. (Electronics)(s)......................       39,300      7,268,873
Suzuki Motor Corp. (Automotive)(s)...............      124,000      1,819,014
Taiheiyo Cement Corp. (Building Materials)(s)....      724,000      1,424,122
Takeda Chemical Industries (Chemicals)(s)........       86,100      5,072,387
The Fuji Bank Ltd. (Banking)(s)..................      542,000      6,481,615
Toppan Forms Co., Ltd. (Broadcasting &
  Publishing)(s).................................       46,000      1,267,211
Tostem Corp. (Construction & Housing)(s).........      173,000      3,106,668
West Japan Railway Co. (Railroads)(s)............          709      2,865,557
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................      136,000      5,922,590
                                                                 ------------
                                                                   90,726,038
                                                                 ------------

MEXICO (1.4%)
Consorcio Ara SA de CV (Construction &
  Housing)(s)+...................................    1,350,000      1,802,481
Grupo Televisa SA de CV (Spon. GDR) (Broadcasting
  & Publishing)(s)+..............................       85,100      4,153,944
                                                                 ------------
                                                                    5,956,425
                                                                 ------------

NETHERLANDS (6.5%)
Akzo Nobel NV (Chemicals)(s).....................       53,100      2,272,302
ING Groep NV (Financial Services)(s).............       79,572      4,474,721
Koninklijke (Royal) Philips Electronics NV
  (Electronics)(s)...............................       86,248     10,494,898
Laurus NV (Retail)(s)............................      158,764      2,965,367
Unilever NV (Food, Beverages & Tobacco)(s).......        4,375        240,962
Vedior NV (Business & Public Services)(s)........       72,207        796,115

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
NETHERLANDS (CONTINUED)
Vendex NV (Retail)(s)............................       85,442   $  2,254,007
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................      161,116      4,858,677
                                                                 ------------
                                                                   28,357,049
                                                                 ------------
NEW ZEALAND (0.1%)
Fletcher Challenge Paper (Forest Products &
  Paper)(s)......................................    1,080,000        644,053
                                                                 ------------

NORWAY (0.8%)
Sparebanken NOR (Banking)(s)+....................       99,760      2,314,091
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)(s)............................       81,910      1,233,769
                                                                 ------------
                                                                    3,547,860
                                                                 ------------

PHILIPPINES (0.7%)
ABS- CBN Broadcasting Corporation (Broadcasting &
  Publishing)(s)+................................    1,700,000      1,845,119
First Philippine Holdings Corp., Class B (Multi -
  Industry)(s)...................................    1,491,920      1,219,006
                                                                 ------------
                                                                    3,064,125
                                                                 ------------

PORTUGAL (1.0%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........      117,519      2,520,404
Portugal Telecom SA (Telecommunication
  Services)(s)...................................      219,450      2,110,190
                                                                 ------------
                                                                    4,630,594
                                                                 ------------
RUSSIA (1.0%)
Surgutneftegaz (Spon. ADR) (Oil-Production)(s)...      464,500      4,296,625
                                                                 ------------

SINGAPORE (2.6%)
Chartered Semiconductor Manufacturing Ltd.
  (Semiconductors)(s)+...........................       30,500      1,633,656
DBS Group Holdings Ltd. (Financial
  Services)(s)...................................      355,414      4,611,983
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
SINGAPORE (CONTINUED)
Neptune Orient Lines Ltd. (Transport &
  Services)(s)+..................................    1,427,000   $  2,123,541
Overseas Union Bank Ltd. (Banking)(s)............      638,378      2,963,938
                                                                 ------------
                                                                   11,333,118
                                                                 ------------

SOUTH AFRICA (0.5%)
South African Breweries PLC (Food, Beverages &
  Tobacco)(s)....................................      216,308      2,031,723
                                                                 ------------

SOUTH KOREA (0.4%)
Housing & Commercial Bank (GDR) (Banking)(s)+....       54,700      1,515,190
Samsung Electronics (GDR) (144A)
  (Electronics)(s)...............................          454         47,420
                                                                 ------------
                                                                    1,562,610
                                                                 ------------

SPAIN (4.5%)
Acerinox SA (Metals & Mining)(s).................       46,500      1,430,364
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................       97,800      2,362,390
Banco Bilbao Vizcaya SA (Banking)(s).............      159,000      2,217,325
Banco Santander Central Hispano SA
  (Banking)(s)+..................................      400,000      4,394,073
Iberdrola SA (Electric)(s).......................      566,600      7,895,783
Indra Sistemas SA (Electronics)(s)+..............      116,364      1,570,023
                                                                 ------------
                                                                   19,869,958
                                                                 ------------

SWEDEN (0.4%)
ForeningsSparbanken AB (Banking)(s)..............      120,000      1,849,186
                                                                 ------------

SWITZERLAND (7.1%)
ABB Ltd. (Electrical Equipment)(s)+..............       36,633      3,602,524
Barry Callebaut AG (Food, Beverages &
  Tobacco)(s)....................................        3,200        478,225
Nestle SA (Food, Beverages & Tobacco)(s).........        2,980      5,361,023

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
SWITZERLAND (CONTINUED)
Roche Holding AG (Pharmaceuticals)(s)............          467   $  5,636,115
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)(s).................................        2,930      5,976,461
Swisscom AG (Telecommunication Services)(s)......       16,300      5,532,776
UBS AG (Banking)(s)..............................       16,575      4,532,153
                                                                 ------------
                                                                   31,119,277
                                                                 ------------
UNITED KINGDOM (9.3%)
Allied Zurich PLC (Insurance)(s).................      494,700      5,988,103
Anglian Water PLC (Pollution Control)(s).........      145,000      1,532,296
British Airways PLC (Airlines)(s)................      460,000      2,734,585
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................      222,000      1,394,870
Cable & Wireless PLC (Telecommunications)(s).....      404,700      5,133,963
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........      141,100      4,215,932
Lloyds TSB Group PLC (Banking)(s)................      107,400      1,375,289
National Power PLC (Electric)(s).................      176,000      1,128,969
Norwich Union PLC (Insurance)(s).................      280,000      1,988,963
PIC International Group PLC (Food, Beverages &
  Tobacco)(s)+...................................    1,103,600        492,157
Railtrack Group PLC (Transportation)(s)..........      132,700      2,039,539
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................      271,818      1,658,100
Shell Transport & Trading Co.
  (Oil-Services)(s)..............................      562,700      4,328,703
Tate & Lyle PLC (Food, Beverages & Tobacco)(s)...      227,300      1,534,062
Tesco PLC (Retail)(s)............................      806,200      2,182,858
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
UNITED KINGDOM (CONTINUED)

Unilever PLC (Food, Beverages & Tobacco)(s)......      242,857   $  1,783,139
Woolwich PLC (Financial Services)(s).............      188,374      1,091,334
                                                                 ------------
                                                                   40,602,862
                                                                 ------------

VENEZUELA (0.3%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)(s)..........       63,600      1,522,425
                                                                 ------------
  TOTAL COMMON STOCK
   (COST $304,316,369)...........................                 373,262,229
                                                                 ------------

CONVERTIBLE PREFERRED STOCKS (1.0%)
AUSTRALIA (1.0%)
National Australia Bank (Banking) (COST
  $4,823,074)....................................      170,000      4,547,500
                                                                 ------------

PREFERRED STOCK (3.7%)
AUSTRALIA (2.1%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...    1,209,800      9,397,759
                                                                 ------------

BRAZIL (1.4%)
Embratel Participacoes SA (ADR)
  (Telecommunication Services)(s)................      274,331      5,109,415
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)(s)................       45,716        814,317
                                                                 ------------
                                                                    5,923,732
                                                                 ------------

GERMANY (0.2%)
ProSieben Media AG (Broadcasting &
  Publishing)(s).................................           95          4,421
Volkswagen AG (Automotive)(s)....................       31,300        819,408
                                                                 ------------
                                                                      823,829
                                                                 ------------
  TOTAL PREFERRED STOCK (COST $13,238,186).......                  16,145,320
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT         VALUE
-------------------------------------------------  ------------  -------------
CONVERTIBLE BONDS (2.3%)
CHINA (0.9%)
Huaneng Power International, 1.75% due 05/21/04
  (Energy Source)................................  $ 3,800,000   $  3,857,000
                                                                 ------------
NETHERLANDS (1.4%)
Telefonica Europe BV, 2.00% due 07/15/02
  (Telecommunications Services)..................    2,938,000      6,243,250
                                                                 ------------
  TOTAL CONVERTIBLE BONDS (COST $8,387,481)......                  10,100,250
                                                                 ------------

SHORT-TERM INVESTMENTS (3.2%)
REPURCHASE AGREEMENT (2.8%)
State Street Bank and Trust Co. Repurchase
  Agreement, 4.50% dated 11/30/99 due 12/01/99,
  proceeds $12,520,565 (collateralized by
  $12,725,000, U.S. Treasury Note, 5.75% due
  10/31/00, valued at $12,772,719)...............   12,519,000     12,519,000
                                                                 ------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT         VALUE
-------------------------------------------------  ------------  -------------

U.S. TREASURY OBLIGATIONS (0.4%)
United States Treasury Bills, 5.30%(y) due
  03/02/00(s)....................................  $ 1,580,000   $  1,559,246
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $14,079,801)............................                  14,078,246
                                                                 ------------
TOTAL INVESTMENTS
  (COST $344,844,911) (95.4%)..................................   418,133,545
OTHER ASSETS IN EXCESS OF
  LIABILITIES (4.6%)...........................................    20,258,823
                                                                 ------------
NET ASSETS (100.0%)............................................  $438,392,368
                                                                 ============

------------------------------
Note: Based on the cost of investments of $346,219,497 for federal income tax purposes at November 30, 1999, the aggregate gross unrealized appreciation and depreciation was $89,466,610 and $17,552,562, respectively, resulting in net unrealized appreciation of $71,914,048.

+ - Non-income producing security.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $155,437,924 of the market value has been segregated.

(y) Yield to maturity.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENT
                                                    ----------------
Banking...........................................        10.2%
Electronics.......................................         8.2%
Telecommunication Services........................         6.6%
Pharmaceuticals...................................         6.1%
Financial Services................................         5.7%
Broadcasting & Publishing.........................         5.6%
Oil Services......................................         5.4%
Retail............................................         4.9%
Chemicals.........................................         4.8%
Insurance.........................................         4.7%
Food, Beverages and Tobacco.......................         4.1%
Electric..........................................         3.9%
Short Term Investments............................         3.0%
Computer Software.................................         2.8%
Computer Systems..................................         2.4%
Construction & Housing............................         1.7%
Diversified Manufacturing.........................         1.7%
Utilities.........................................         1.5%
Energy Source.....................................         1.5%
Wholesale & International Trade...................         1.4%
Automotive........................................         1.4%
Telecommunications................................         1.2%
Holding Companies.................................         1.2%
Forest Products & Paper...........................         1.1%
Transportation....................................         1.1%
Oil Production....................................         1.0%
Electrical Equipment..............................         0.9%
Metals & Mining...................................         0.8%
Building Materials................................         0.7%
Railroads.........................................         0.7%
Transport & Services..............................         0.7%
Airlines..........................................         0.7%
Real Estate.......................................         0.6%
Semiconductors....................................         0.4%
Government Obligations............................         0.4%
Pollution Control.................................         0.4%
Multi-Industry....................................         0.3%
Business & Public Services........................         0.2%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $344,844,911)           $418,133,545
Cash                                                  4,588,989
Foreign Currency at Value (Cost $16,922,459)         16,793,825
Receivable for Investments Sold                       3,291,277
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,255,249
Foreign Tax Reclaim Receivable                        1,072,112
Dividends Receivable                                    465,031
Interest Receivable                                      25,603
Deferred Organization Expenses                            5,750
Prepaid Expenses and Other Assets                         2,208
                                                   ------------
    Total Assets                                    445,633,589
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     5,918,539
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    642,156
Variation Margin Payable                                259,739
Advisory Fee Payable                                    212,807
Custody Fee Payable                                      93,275
Foreign Withholding Tax Payable                          48,992
Administrative Services Fee Payable                       8,855
Administration Fee Payable                                  378
Fund Services Fee Payable                                   235
Accrued Trustees' Fees and Expenses                          99
Accrued Expenses                                         56,146
                                                   ------------
    Total Liabilities                                 7,241,221
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $438,392,368
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $930,345)                                                  $  6,636,197
Interest Income (Net of Foreign Withholding Tax
  of $1,504)                                                         643,427
                                                                ------------
    Investment Income                                              7,279,624
EXPENSES
Advisory Fee                                       $ 2,133,208
Custodian Fees and Expenses                            494,799
Administrative Services Fee                             91,386
Professional Fees and Expenses                          51,752
Fund Services Fee                                        6,949
Administration Fee                                       4,338
Trustees' Fees and Expenses                              3,088
Amortization of Organization Expenses                    2,147
Miscellaneous                                            9,795
                                                   -----------
    Total Expenses                                                 2,797,462
                                                                ------------
NET INVESTMENT INCOME                                              4,482,162
NET REALIZED GAIN ON
  Investment Transactions                           27,460,443
  Futures Contracts                                  2,846,712
  Foreign Currency Contracts and Transactions        4,037,689
                                                   -----------
    Net Realized Gain                                             34,344,844
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       60,321,714
  Futures Contracts                                    507,940
  Foreign Currency Contracts and Translations        2,335,280
                                                   -----------
    Net Change in Unrealized Appreciation                         63,164,934
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $101,991,940
                                                                ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                                   -----------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      4,482,162   $      4,784,491
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions        34,344,844        (31,808,619)
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                             63,164,934         21,154,264
                                                   ----------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         101,991,940         (5,869,864)
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           252,736,681        358,018,439
Withdrawals                                            (296,593,455)      (245,865,781)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                      (43,856,774)       112,152,658
                                                   ----------------   ----------------
    Total Increase in Net Assets                         58,135,166        106,282,794
NET ASSETS
Beginning of Fiscal Year                                380,257,202        273,974,408
                                                   ----------------   ----------------
End of Fiscal Year                                 $    438,392,368   $    380,257,202
                                                   ================   ================

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL YEAR     FOR THE PERIOD
                                                          ENDED           FEBRUARY 26, 1997
                                                       NOVEMBER 30,       (COMMENCEMENT OF
                                                   --------------------  OPERATIONS) THROUGH
                                                     1999       1998      NOVEMBER 30, 1997
                                                   ---------  ---------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                       0.79%      0.85%                  0.89%(a)
  Net Investment Income                              1.26%      1.07%                  1.26%(a)
  Expenses without Reimbursement                     0.79%      0.85%                  0.92%(a)
Portfolio Turnover                                     80%       143%                    72%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Opportunities Portfolio (the "portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $12,800. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

   e) Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and unrealized appreciation, as applicable, as the income and/or capital gains are earned.

      2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"),a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the fiscal year ended November 30, 1999, such fees amounted to $2,133,208.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended November 30, 1999, the fee for these services amounted to $4,338.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as Investment Advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended November 30, 1999, the fee for these services amounted to $91,386.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio through March 30, 1999. This reimbursement arrangement was terminated on March 30, 1999 at the option of J.P. Morgan. For the fiscal year ended November 30, 1999, there was no reimbursement to the portfolio.

   d) The trust, on behalf of the portfolio, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $6,949 for the fiscal year ended November 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,300.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 1999 were as follows:

COST OF              PROCEEDS
PURCHASES           FROM SALES
---------          ------------
$    269,889,490   $316,981,039

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

Open futures contracts at November 30, 1999 are summazed as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   CURRENT MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)      OF CONTRACTS
                                                   --------------  --------------  --------------------
Australian All Ordinary Index, expiring December
 1999............................................              9   $      (2,607)  $           433,723
CAC 40 Index, expiring December 1999.............             60         (12,805)            3,249,874
DAX Index, expiring December 1999................             27         156,668             4,010,739
FTSE 100 Index, expiring December 1999...........             95         643,093            10,040,213
Hang Seng Index, expiring December 1999..........              5           1,170               495,608
IBEX 35 Index, expiring December 1999............             19          62,717             2,099,817
TOPIX Index, expring December
 1999............................................             57         202,626             9,146,695
                                                   -------------   -------------   -------------------
Totals...........................................            272   $   1,050,862   $        29,476,669
                                                   =============   =============   ===================

At November 30, 1999, the portfolio had open forward currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
                                                      VALUE      11/30/99    (DEPRECIATION)
                                                   -----------  -----------  --------------
PURCHASE CONTRACTS
Canadian Dollar 19,573,957, expiring 12/17/99....  $13,388,479  $13,298,284  $     (90,195)
British Pound 18,526,035, expiring 12/17/99......   30,016,809   29,515,566       (501,243)
British Pound 2,241,125 for EUR 3,543,000,
 expiring 12/17/99...............................    3,572,599    3,570,546         (2,053)
Japanese Yen 1,907,280,837, expiring 12/17/99....   18,044,284   18,721,287        677,003
Swedish Krona 22,860,991, expiring 12/17/99......    2,737,843    2,692,727        (45,116)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   SETTLEMENT    VALUE AT    APPRECIATION/
                                                      VALUE      11/30/99    (DEPRECIATION)
                                                   -----------  -----------  --------------
SALES CONTRACTS
Australian Dollar 2,240,344, expiring 12/17/99...  $ 1,428,668  $ 1,425,049  $       3,619
Euro 15,194,771, expiring 12/17/99...............   15,696,350   15,321,711        374,639
Hong Kong Dollar 25,000,000, expiring 12/17/99...    3,216,427    3,218,867         (2,440)
Norwegian Krone 21,032,974, expiring 12/17/99....    2,648,832    2,609,694         39,138
Singapore Dollar 8,503,000, expiring 12/17/99....    5,094,667    5,070,648         24,019
Swiss Franc 8,916,031, expiring 12/17/99.........    5,752,291    5,616,569        135,722
                                                                             -------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $     613,093
                                                                             =============

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Opportunities Portfolio (one of the portfolios comprising part of The Series Portfolio, hereafter referred to as the "portfolio") at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 14, 2000

J.P. MORGAN INSTITUTIONAL FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:
        INSTITUTIONAL SHARES

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND
     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     NEW YORK TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     LARGE CAP GROWTH FUND: INSTITUTIONAL SHARES

     TAX AWARE DISCIPLINED EQUITY FUND:

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND
        INSTITUTIONAL SHARES

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     SMARTINDEX FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.
IM0863-I



J.P. MORGAN INSTITUTIONAL
INTERNATIONAL
OPPORTUNITIES FUND




ANNUAL REPORT
NOVEMBER 30, 1999